EXHIBIT 32 (i)

THE STANLEY WORKS

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Stanley Works (the “Company”) on Form 10-Q for the period ending July 4, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John F. Lundgren, Chairman and Chief Executive Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  John F. Lundgren
John F. Lundgren
Chairman and Chief Executive Officer
July 31, 2009